OPPENHEIMER BOND FUND
                   Supplement dated September 25, 1998 to the
            Statement of Additional Information dated April 27, 1998

         The Statement of Additional Information is changed as follows effective September 25, 1998:

1. The Supplement dated July 1, 1998 is replaced by this Supplement.

2. The following paragraphs should be added as the ninth and tenth paragraphs on page 5 within the section captioned "Investment Policies and Strategies" under "Securities of Foreign Governments and Companies":

          |_| Risks of Conversion to Euro. On January 1, 1999, eleven countries in the European Monetary Union will adopt the euro as their official currency. However, their current currencies (for example, the franc, the mark, and the lire) will also continue in use until January 1, 2002. After that date, it is expected that only the euro will be used in those countries. A common currency is expected to confer some benefits in those markets, by consolidating the government debt market for those countries and reducing some currency risks and costs. But the conversion to the new currency will affect the Fund operationally and also has potential risks, some of which are listed below. Among other things, the conversion will affect:
          o issuers in which the Fund invests, because of changes in the competitive environment from a consolidated currency market and greater operational costs from converting to the new currency. This might depress stock values.
         o vendors the Fund depends on to carry out its business, such as its Custodian (which holds the foreign securities the Fund buys), the Manager (which must price the Fund's investments to deal with the conversion to the euro) and brokers, foreign markets and securities depositories. If they are not prepared, there could be delays in settlements and additional costs to the Fund. o exchange contracts and derivatives that are outstanding during the transition to the euro. The lack of currency rate calculations between the affected currencies and the need to update the Fund's contracts could pose extra costs to the Fund.

The Manager is upgrading (at its expense) its computer and bookkeeping systems to deal with the conversion. The Fund's Custodian has advised the Manager of its plans to deal with the conversion, including how it will update its record keeping systems and handle the redenomination of outstanding foreign debt. The Fund's portfolio manager will also monitor the effects of the conversion on the issuers in which the Fund invests. The possible effect of these factors on the Fund's investments cannot be determined with certainty at this time, but they may reduce the value of some of the Fund's holdings and increase its operational costs.




                                                                     (continued)

3. The following biographies are added on page 25 above the biography for George
Bowen:

         David P. Negri, Vice President and Portfolio Manager; Age 44
         Senior Vice President of the Manager (since May 1989); an officer of other Oppenheimer funds.

         John S. Kowalik, Vice President and Portfolio Manager; Age 41
         Senior Vice President of the Manager (since June 1998); an officer of other Oppenheimer funds; previously, Mr. Kowalik was Managing Director and Senior Portfolio Manager at Prudential Global Advisors (1989 - June
         1998).

4. The first and second sentences of the second paragraph under the heading "The Manager and Its Affiliates" are modified to read as follows:

          The Portfolio Managers of the Fund are David P. Negri and John S. Kowalik, who are principally responsible for the day-to-day management of the Fund=s portfolio. Messrs. Negri and Kowalik=s backgrounds are described in the Prospectus under "Portfolio Manager."

5. The second sentence of the fourth paragraph in the section entitled "How To Exchange Shares" on page 51 is revised to read as follows:

         However, if you redeem Class A shares of the Fund that were acquired by exchange of Class A shares of other Oppenheimer funds purchased subject to a Class A contingent deferred sales charge within 18 months of the end of the calendar month of the purchase of the exchanged Class A shares, the Class A contingent deferred sales charge is imposed on the redeemed shares (see "Class A Contingent Deferred Sales Charge" in the Prospectus). (A different holding period may apply to shares purchased prior to June 1, 1998.)

6. The second sentence of the fourth paragraph in the section entitled "How To Exchange Shares" on page 51 is revised to read as follows:

         However, if you redeem Class A shares of the Fund that were acquired by exchange of Class A shares of other Oppenheimer funds purchased subject to a Class A contingent deferred sales charge within 18 months of the end of the calendar month of the purchase of the exchanged Class A shares, the Class A contingent deferred sales charge is imposed on the redeemed shares (see "Class A Contingent Deferred Sales Charge" in the Prospectus). (A different holding period may apply to shares purchased prior to June 1, 1998.)




September 25, 1998                                                   PX0285.007